                                                                   EXHIBIT 99.3

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                             (amounts in thousands)

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is based on the financial statements of Blue Rhino Corporation and its subsidiaries ("Blue Rhino") and QuickShip, Inc. ("QuickShip").

The following unaudited consolidated pro forma balance sheet as of July 31, 2000 has been prepared as if the acquisition of the common stock of QuickShip had occurred on that date. The following unaudited consolidated pro forma statements of operations for the year ended July 31, 2000, and the three months ended October 31, 2000, gives effect to the acquisition by Blue Rhino of the stock of QuickShip, as if such transaction had occurred at the beginning of the periods presented.

On October 26, 2000, Blue Rhino acquired all the outstanding common stock of QuickShip, which will be accounted for using the purchase method of accounting. The aggregate purchase price, including certain acquisition costs, was approximately $9,803, of which approximately $972 was paid in cash and deferred payments, $85 in a five-year warrant to purchase 100,000 shares of Blue Rhino common stock, $1,946 in liabilities assumed, and $6,800 paid in the form of Blue Rhino Series A Convertible Preferred Stock at $6.00 per share. The preliminary purchase price allocation, based in large part on an independent valuation, was as follows: $7,238 to property and equipment consisting principally of computer software, $2,396 to goodwill and other intangibles, and the balance to other assets and liabilities. The final allocation of the purchase price is contingent upon a final review and assessment of the acquired net assets; however, that allocation is not expected to differ materially from the preliminary allocation.

The Unaudited Pro Forma Financial Information is based on the historical financial statements of Blue Rhino and QuickShip and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma statements of operations do not purport to represent what Blue Rhino's results of operations actually would have been if the acquisition had occurred as of the date indicated or what results will be for any future periods. The Unaudited Pro Forma Financial Information is based upon assumptions that Blue Rhino believes are reasonable and should be read in conjunction with the Financial Statements and the related notes thereto included elsewhere in this filing.

                             BLUE RHINO CORPORATION

                        UNAUDITED PRO FORMA BALANCE SHEET

                                 July 31, 2000

                                 (in thousands)

                                                                                                                    Blue Rhino
                                                                          Blue Rhino     QuickShip     Pro Forma    Corporation
                                                                          Corporation       Inc.      Adjustments    Pro Forma
                                                                          -----------    ---------    -----------   -----------
                                                                               a             a

                                ASSETS

 Current assets:
  Cash and cash equivalents                                                $   1,079     $       3     $      --     $   1,082
  Accounts receivable, net                                                    19,254            16            --        19,270
  Inventories                                                                  5,415            --            --         5,415
  Prepaid expenses and other current assets                                    3,746           182            --         3,928
                                                                           ---------     ---------     ---------     ---------

    Total current assets                                                      29,494           201            --        29,695

  Cylinders held under operating lease agreements, net                        27,277            --            --        27,277
  Property, plant and equipment, net                                          20,332         1,074         6,164b       27,570
  Intangibles, net                                                            27,347            --         2,396b       29,743
  Investment in joint venture                                                  3,027            --            --         3,027
  Other assets                                                                   698            44            --           742
                                                                           ---------     ---------     ---------     ---------

    Total assets                                                           $ 108,175     $   1,319     $   8,560     $ 118,054
                                                                           =========     =========     =========     =========

            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Accounts payable                                                          $  16,565     $     473     $      --     $  17,038
 Current portion of debt and capital lease obligations                         5,786         3,620        (3,616)d       5,790
 Accrued liabilities                                                           1,476            45         1,908b        3,429
                                                                           ---------     ---------     ---------     ---------

   Total current liabilities                                                  23,827         4,138        (1,708)       26,257

 Long-term debt and capital lease obligations, less current maturities        42,396            39           525e       42,960
                                                                           ---------     ---------     ---------     ---------

   Total liabilities                                                          66,223         4,177        (1,183)       69,217

 Stockholders' equity (deficit)                                               41,952        (2,858)        9,743c       48,837
                                                                           ---------     ---------     ---------     ---------

   Total liabilities and stockholders' equity                              $ 108,175     $   1,319     $   8,560     $ 118,054
                                                                           =========     =========     =========     =========

The accompanying notes are an integral part of this unaudited pro forma balance sheet.


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                             BLUE RHINO CORPORATION

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                             (amounts in thousands)

(a) The historical balance sheet for Blue Rhino as of July 31, 2000 was derived from the audited financial statements filed in Form 10-K. The historical balances for QuickShip are derived from the monthly internal financial statements for July 31, 2000.

(b) Reflects the pro-forma allocation of the purchase price for the acquisition as if the acquisition had occurred on July 31, 2000. The acquisition was accounted for using the purchase method of accounting.

         The pro forma allocation of the purchase price as of July 31, 2000 is as follows:

                  Issuance of Blue Rhino Series A Redeemable
                    Preferred Stock, warrants, and cash of $525        $7,410
                                                                        1,908
                  Liabilities assumed                                  ------

                  Purchase price                                       $9,318
                                                                       ------

                  Allocation of purchase price:

                         Property and equipment, principally
                           computer software                           $6,164
                         Goodwill and other intangible assets           2,396
                         Current assets                                   201
                         Other accrued liabilities                        557
                                                                       ------

                                                                       $9,318
                                                                       ======

(c)      The adjustment to stockholders equity consists of:

                  Issuance of Blue Rhino preferred stock
                    and warrant                                            $6,885

                  Less - Elimination of deficit at July 31, 2000            2,858
                                                                           ------

                                                                           $9,743
                                                                           ======

(d) Reflects the repayment of debt to bank and 25% shareholder as required per the purchase agreement.

(e) Reflects $525 of proceeds from Blue Rhino's revolving credit facility used to finance the acquisition.

                             BLUE RHINO CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                    FOR THE TWELVE MONTHS ENDED JULY 31, 2000
                  (in thousands, except for per share amounts)

                                                                                                          Blue Rhino
                                                                Blue Rhino     QuickShip     Pro Forma    Corporation
                                                                Corporation      Inc.       Adjustments    Pro Forma
                                                                -----------    ---------    -----------   -----------
                                                                     a             a

Net revenues                                                     $  78,733     $     299            --     $  79,032

Operating costs and expenses:
     Cost of sales                                                  57,994            37            --        58,031
     Selling, general and administrative                            13,469         2,150          (402)b      15,217
     Depreciation and amortization                                   4,717           211         1,573c        6,501
                                                                 ---------     ---------     ---------     ---------

      Total operating costs and expenses                            76,180         2,398         1,171        79,749
                                                                 ---------     ---------     ---------     ---------

      Income (loss) from operations                                  2,553        (2,099)       (1,171)         (717)

Other expenses (income):
    Interest expense                                                 2,188           327          (273)d       2,242
    Other, net                                                          16            34            --            50
                                                                 ---------     ---------     ---------     ---------

      Income (loss) before other non-operating expenses                349        (2,460)         (898)       (3,009)

Other non-operating expenses:
    Loss in investee                                                   403            --            --           403
                                                                 ---------     ---------     ---------     ---------

      Loss before income taxes                                         (54)       (2,460)         (898)       (3,412)

 Income taxes                                                           32            --            --            32
                                                                 ---------     ---------     ---------     ---------

      Loss before extraordinary item                                   (86)       (2,460)         (898)       (3,444)

 Extraordinary loss, net                                               486            --            --           486
                                                                 ---------     ---------     ---------     ---------

      Net loss                                                        (572)       (2,460)         (898)       (3,930)

 Preferred dividends                                                    --            --           340e          340
                                                                 ---------     ---------     ---------     ---------

       Loss available to common stockholders                     $    (572)    $  (2,460)    $  (1,238)    $  (4,270)
                                                                 =========     =========     =========     =========

Basic and diluted loss per common share                        $   (0.07)                                $   (0.43)
                                                                 =========                                 =========

Shares used in per share calculations:
    Basic and Diluted                                                8,736                       1,133e        9,869

The accompanying notes are an integral part of this unaudited pro forma financial statement.

                             BLUE RHINO CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                   FOR THE THREE MONTHS ENDED OCTOBER 31, 2000
                  (in thousands, except for per share amounts)

                                                                                                                  Blue Rhino
                                                                          Blue Rhino    QuickShip    Pro Forma    Corporation
                                                                          Corporation      Inc.     Adjustments    Pro Forma
                                                                          -----------   ---------   -----------   -----------
                                                                                a           a

Net revenues                                                               $  33,821     $    44            --     $  33,865

Operating costs and expenses:
  Cost of sales                                                               25,757           7                      25,764
  Selling, general and administrative                                          4,810         490           (80)b       5,220
  Depreciation and amortization                                                1,637          46           393c        2,076
                                                                           ---------     -------     ---------     ---------

     Total operating costs and expenses                                       32,204         543           313        33,060
                                                                           ---------     -------     ---------     ---------

     Income (loss) from operations                                             1,617        (499)         (313)          805

Other expenses (income):
 Interest expense                                                              1,209          84           (70)d       1,223
 Other, net                                                                       20         (16)           --             4
                                                                           ---------     -------     ---------     ---------

     Income (loss) before other non-operating expenses                           388        (567)         (243)         (422)

Other non-operating expenses:
 Loss in investee                                                                570          --            --           570
                                                                           ---------     -------     ---------     ---------

     Loss before income taxes                                                   (182)       (567)         (243)         (992)

Income taxes                                                                       2          --            --             2
                                                                           ---------     -------     ---------     ---------

     Net loss                                                                   (184)       (567)         (243)         (994)

Preferred dividends                                                              128          --            77e          205
                                                                           ---------     -------     ---------     ---------

      Loss available to common stockholders                                $    (312)    $  (567)    $    (320)    $  (1,199)
                                                                           =========     =======     =========     =========


Basic and diluted loss per common share                                    $   (0.03)                              $   (0.10)
                                                                           =========                               =========

Shares used in per share calculations:
  Basic and diluted                                                           10,293                     1,133e       11,426

The accompanying notes are an integral part of this unaudited pro forma financial statement.

                             BLUE RHINO CORPORATION

                 NOTES TO UNAUDITED PRO FORMA INCOME STATEMENTS

                   FOR THE TWELVE MONTHS ENDING JULY 31, 2000

                                       AND

                  FOR THE THREE MONTHS ENDING OCTOBER 31, 2000

                             (amounts in thousands)

(a) Historical balances for Blue Rhino for the twelve months ending July 31, 2000, are derived from the audited financial statements filed in Form 10-K. The historical balances for Blue Rhino for the three months ending October 31, 2000, are derived from the unaudited financial statements as filed in Form 10-Q. The historical balances for QuickShip are derived from the monthly internal financial statements for the corresponding periods.

(b) Reflects the reduction of the historical compensation expense based upon employment contracts in the purchase agreements and employees terminated as a result of the acquisition.

(c) Reflects the incremental change in amortization expense arising from purchase accounting, increase in capitalized software, and intangible assets in connection with the acquisition. Amortization of excess purchase price, capitalized software and other intangible assets is based upon useful lives ranging from 2 to 5 years.

(d) Reflects interest expense (at an assumed rate of 7.36%) associated with the borrowings under Blue Rhino's revolving credit agreement, net of interest savings due to debt repayment to bank per the purchase agreement.

(e) Reflects the issuance of 1,133 shares of Blue Rhino Series A Preferred Stock to the Sellers. The stock is convertible into Blue Rhino Common Stock and accrues dividends at the annual rate of 6%.